SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 5, 2001


                      ECHOSTAR COMMUNICATIONS CORPORATION.
             (Exact Name of Registrant as Specified in Its Charter)



          Nevada                     0-26176                    88-0336997
(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)            File Number)               Identification No.)



        5701 South Santa Fe Drive
        Littleton, Colorado                                           80120
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code: (303) 723-1000



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         As summarized in the press release attached as Exhibit 99.1, on August 5, 2001, EchoStar Communications Corporation ("EchoStar") announced that it made a proposal to General Motors Corporation ("GM") to combine EchoStar with Hughes Electronics Corporation, a subsidiary of GM, in a stock-for-stock transaction.
Exhibit 99.1 is incorporated herein by reference.

ITEM. 7.  EXHIBITS


      99.1 Press Release of EchoStar Communications Corporation, issued on August 5, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ECHOSTAR COMMUNICATIONS CORPORATION



                              By:  /s/ David K. Moskowitz
                                  -------------------------------
                                  Name:  David K. Moskowitz
                                  Title: Senior Vice President, General Counsel
                                         and Secretary



Date: August 6, 2001

                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
-----------     -----------

   99.1 Press Release of EchoStar Communications Corporation, issued on August 5, 2001.